UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2024

DIGITAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40400	46-1942864
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 Lavaca Street, Austin, TX 78701

(Address of principal executive offices) (Zip Code)

(209) 651-0172

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	DBGI	The Nasdaq Stock Market LLC
Warrants, each exercisable to purchase one share of Common Stock	DBGIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

As previously reported by Digital Brands Group, Inc., a Delaware corporation (the “Company”), on or about August 31, 2023, the Company entered into a securities purchase agreement with an accredited investor (the “Investor”), pursuant to which the Company issued on September 5, 2023 those certain Series A warrants to purchase 513,875 shares of Common Stock and Series B warrants to purchase 513,875 shares of Common Stock (collectively, the “Existing Warrants”), amongst other securities.

On May 3, 2024, the Company entered into that certain inducement offer to exercise common stock purchase warrants with the Investor (the “Inducement Agreement”), pursuant to which (i) the Company agreed to lower the exercise price of the Existing Warrants to $3.13 per share and (ii) the Investor agreed to exercise the Existing Warrants into 1,027,750 shares of Common Stock (the “Exercise Shares”) by payment of the aggregate exercise price of $3,216,857.50 (gross proceeds before expenses, including but not limited to fees to H.C. Wainwright & Co., LLC (the “Placement Agent”), the exclusive placement agent in connection therewith). The closing occurred on May 7, 2024 (the “Closing Date”). The Exercise Shares were issued in accordance with the beneficial ownership limitations in the Inducement Agreement. From May 3, 2024 until sixty (60) days after the Closing Date, subject to certain exception, neither the Company nor any subsidiary of the Company shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock equivalents (subject to customary carve outs for certain exempt issuances) or (ii) file any registration statement or any amendment or supplement to any existing registration statement. The Inducement Agreement also contains customary representations, warranties, closing conditions, and restrictive covenants.

Pursuant to the Inducement Agreement, the Company issued to the Investor a new unregistered Series A-1 common share purchase warrant to purchase up to 1,027,750 shares of Common Stock (“Series A-1 Warrant”) and Series B-1 common share purchase warrant to purchase up to 1,027,750 shares of Common Stock (“Series B-1 Warrant”, and collectively with the Series A-1 Warrant, the “New Warrants”) pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”), each at an initial exercise price equal to $2.88 per share of Common Stock. The Series A-1 Warrant are exercisable immediately upon issuance and expires five and one-half (5.5) years following the issuance date and the Series B-1 Warrant are exercisable immediately upon issuance and expires fifteen (15) months following the issuance date. The Company is required to file a registration statement (the “Resale Registration Statement”) within 30 calendar days of the date of the Inducement Agreement providing for the resale of the Common Stock underlying the New Warrants (the “New Warrant Shares”) by the Investor. The Company shall use commercially reasonable efforts to cause the Resale Registration Statement to become effective within 60 calendar days following the date of the Inducement Agreement and shall use commercially reasonable efforts to keep the Resale Registration Statement effective at all times until no holder owns any New Warrants or New Warrant Shares.

Pursuant to that certain engagement letter entered into by the Company and the Placement Agent, as amended, the Company paid the Placement Agent (i) an aggregate cash fee equal to 7.5% of the gross proceeds from the exercise of the Existing Warrants and (ii) a management fee equal to 1.0% of the gross proceeds from the exercise of the Existing Warrants. The Company also paid to the Placement Agent $50,000 for non-accountable expenses and $15,950 for its clearing fee. In connection with the closing, the Company also issued to the Placement Agent, or its designees, a common stock purchase warrant for the purchase of up to 77,081 shares of Common Stock (the “PA Warrants”) pursuant to Section 4(a)(2) of the Securities Act. The PA Warrants have the same terms as the Series A-1 Warrants, except that the PA Warrants have an exercise price of $3.9125 per share.

Additionally, upon exercise, if any, of the New Warrants for cash, the Company shall pay the Placement Agent, (i) a cash fee of 7.5% of the aggregate gross exercise price paid in cash with respect thereto and (ii) a management fee of 1.0% of the aggregate gross exercise price paid in cash with respect thereto. In addition, upon any exercise for cash of the New Warrants, the Company shall issue to Placement Agent or its designees, warrants to purchase the number of shares of Common Stock equal to 7.5% of the aggregate number of shares of Common Stock underlying such New Warrants that have been exercised.

The foregoing description of the terms of the Inducement Agreement, Series A-1 Warrant, Series B-1 Warrant, PA Warrant, and the transactions contemplated thereby does not purport to be complete, and is qualified in its entirety by reference to the copies of the Inducement Agreement, Series A-1 Warrant, Series B-1 Warrant, and PA Warrant filed hereto as Exhibits 10.1, 4.1, 4.2, and 4.3 respectively, and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Series A-1 Warrant, Series B-1 Warrant, PA Warrants, New Warrant Shares, and the shares of Common Stock issuable pursuant to the PA Warrants have been sold and issued without prior registration in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, and Rule 506(D) of Regulation D thereunder.

Item 7.01. Regulation FD Disclosure.

On May 7, 2024, the Company issued a press release announcing the closing of the transactions described in Item 1.01 of this Current Report on Form 8-K.

The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information included in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Series A-1 Common Stock Purchase Warrant
4.2	Form of Series B-1 Common Stock Purchase Warrant
4.3	Form of Placement Agent Common Stock Purchase Warrant
10.1	Form of Inducement Offer to Exercise Common Stock Purchase Warrants, dated as of May 3, 2024
99.1	Press release of the registrant dated May 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Dated: May 7, 2024	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer